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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 28, 1998


                        Capital Senior Living Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            Delaware                      1-17445                 75-2678809
--------------------------------     ----------------        -------------------
(State or other jurisdiction of      (Commission File           (IRS Employer
         incorporation)                    Number)           Identification No.)


14160 Dallas Parkway, Suite 300, Dallas, Texa                           75240
-----------------------------------------------------------------     ----------
   (Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:           (972) 770-5600


                                (Not Applicable)
--------------------------------------------------------------------------------
(Former name or former address, if changed since last report)

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--------------------------------------------------------------------------------

Item 2.  Acquisition or Disposition of Assets
---------------------------------------------

         On October 28, 1998, Capital Senior Living Corporation (the "Company"), through Capital Senior Living Properties 2-Gramercy, Inc. and Capital Senior Living Properties 2-NHPCT, Inc., both indirect wholly-owned subsidiaries, completed the acquisition of two senior living communities from Gramercy Hill Enterprises, a Texas limited partnership ("Gramercy"), and Tesson Heights Enterprises, a Texas limited partnership ("Tesson"), for aggregate consideration of approximately $34,000,000. As previously reported on the Company's Current Report on Form 8-K, dated October 28, 1998 (which is being amended by this Amendment No. 1), the Company completed the acquisitions pursuant to the terms of certain Asset Purchase Agreements, which were previously filed as Exhibit 2.1 and Exhibit 2.2 hereto, dated as of July 28, 1998, by and between Gramercy and Tesson, respectively, and Capital Senior Living Properties, Inc. The funds for the Tesson transaction were provided from working capital of the Company and from the proceeds of a loan pursuant to the terms of a Loan Agreement, dated as of September 30, 1998, with Lehman Brothers Holdings Inc. d/b/a Lehman Capital, a division of Lehman Brothers Holdings Inc. The funds for the Gramercy transaction were provided from working capital of the Company, the assumption of a $6,400,000 promissory note and from the proceeds of a $1,980,000 loan from WMF Washington Mortgage Corp.

         The senior living communities acquired by the Company are Gramercy Hill in Lincoln, Nebraska and Tesson Heights, in St. Louis, Missouri. The purchase price for the properties was determined through negotiations between the parties, which was the result of an active bid process.

         The Company has previously filed a Current Report on Form 8-K, dated September 30, 1998 (as amended by Amendment No. 1 thereto), related to its acquisition of certain senior living communities from NHP Retirement Housing Partners I Limited Partnership (the "NHP Form 8-K"). The pro forma financial statements included in Amendment No. 1 to the NHP Form 8-K are substantially similar to the pro forma financial statements contained herein.

Item 7.   Financial Statements and Exhibits
-------------------------------------------

(a)      Financial statements of business acquired.

         (i) Set forth below are the Independent Auditors' Report, Balance Sheets at December 31, 1997 and 1996 and the State-ments of Partners' Deficit, Statements of Operations and Statements of Cash Flows for each of the two years in the period ended December 31, 1997 of Gramercy Hill Enterprises.

                          INDEPENDENT AUDITOR'S REPORT




To the Partners
Gramercy Hill Enterprises


We have audited the accompanying balance sheets of Gramercy Hill Enterprises (the Partnership) as of December 31, 1997 and 1996, and the related statements of operations, partners' deficit and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Gramercy Hill Enterprises as of December 31, 1997 and 1996, and the results of its operations and its cash flows for the years then ended in accordance with generally accepted accounting principles.



WEAVER AND TIDWELL, L.L.P.

Fort Worth, Texas
February 19, 1998


                                             GRAMERCY HILL ENTERPRISES
                                                  BALANCE SHEETS
                                            DECEMBER 31, 1997 AND 1996



                                                                                         1997                     1996
                                                                                   -------------           -------------

                                ASSETS
CURRENT ASSETS
     Cash                                                                            $   132,239            $    154,158
     Accounts receivable                                                                  34,701                   7,395
     Escrow deposits                                                                     268,331                 215,213
     Prepaid expenses                                                                     10,731                  11,526
                                                                                   -------------           -------------

         Total current assets                                                            446,002                 388,292

PROPERTY AND EQUIPMENT, at cost
         Land                                                                            931,869                 931,869
         Land and building improvements                                                  434,529                 356,914
         Building and components                                                       6,432,463               6,414,684
         Furniture, fixtures and equipment                                               460,837                 440,317
         Transportation equipment                                                         45,083                  45,083
                                                                                   -------------           -------------

                                                                                       8,304,781               8,188,867
         Less accumulated depreciation                                                 3,237,415               2,971,931
                                                                                   -------------           -------------

                                                                                       5,067,366               5,216,936

OTHER ASSETS
     Deferred loan costs (including accumulated
     amortization 1997 $61,810, 1996 $754,706)                                           110,519                  31,573
                                                                                    ------------           -------------

TOTAL ASSETS                                                                         $ 5,623,887            $  5,636,801
                                                                                    ============           =============

                   LIABILITIES AND PARTNERS' DEFICIT
CURRENT LIABILITIES
     Current maturities of long-term debt                                            $    80,377            $     62,676
     Accounts payable and accrued expenses                                               237,163                 300,622
     Tenant security deposits                                                             76,500                  68,000
     Unearned revenue                                                                      3,519                  40,153
                                                                                    ------------           -------------

         Total current liabilities                                                       397,559                 471,451

LONG-TERM DEBT
     Notes payable                                                                     6,319,623               6,158,684

PARTNERS' DEFICIT                                                                     (1,093,295)               (993,334)
                                                                                    ------------           -------------

TOTAL LIABILITIES AND PARTNERS' DEFICIT                                              $ 5,623,887            $  5,636,801
                                                                                    ============           =============


   The Notes to Financial Statements are an integral part of these statements.



                                             GRAMERCY HILL ENTERPRISES
                                             STATEMENTS OF OPERATIONS
                                      YEARS ENDED DECEMBER 31, 1997 AND 1996



                                                                                        1997                     1996
                                                                                   -------------            ------------


OPERATING REVENUES
     Lease rentals                                                                   $ 2,818,687             $ 2,611,002
     Other operating revenue                                                              91,969                 103,738
                                                                                   -------------            ------------

                                                                                       2,910,656               2,714,740

COSTS AND EXPENSES
     Operating                                                                         1,351,959               1,264,378
     General and administrative                                                          728,611                 701,234
     Depreciation and amortization                                                       301,873                 293,580
                                                                                   -------------            ------------

                                                                                       2,382,443               2,259,192
                                                                                   -------------            ------------

         Operating income                                                                528,213                 455,548

OTHER INCOME (EXPENSE)
     Interest income                                                                       5,477                   8,918
     Interest expense                                                                   (615,951)               (633,272)
                                                                                   -------------            ------------

                                                                                        (610,474)               (624,354)
                                                                                   -------------            ------------

NET LOSS                                                                            ($    82,261)           ($  168,806)
                                                                                   =============            ============



   The Notes to Financial Statements are an integral part of these statements.


                                             GRAMERCY HILL ENTERPRISES
                                          STATEMENTS OF PARTNERS' DEFICIT
                                      YEARS ENDED DECEMBER 31, 1997 AND 1996




                                                                  General                Limited                   Total
                                                                  Partner                Partner
                                                               -----------            --------------           -------------

BALANCE, DECEMBER 31, 1995                                     ($      41)              ($  817,187)            ($  817,228)

     Withdrawals                                                        -                    (7,300)                 (7,300)

     Net loss                                                        (101)                 (168,705)               (168,806)
                                                                ----------            --------------           -------------

BALANCE, DECEMBER 31, 1996                                           (142)                 (993,192)               (993,334)

     Withdrawals                                                        -                   (17,700)                (17,700)

     Net loss                                                         (49)                  (82,212)                (82,261)
                                                               -----------           ---------------           -------------

BALANCE, DECEMBER 31, 1997                                     ($     191)              ($1,093,104)            ($1,093,295)
                                                               ===========           ===============           =============



   The Notes to Financial Statements are an integral part of these statements.


                                             GRAMERCY HILL ENTERPRISES
                                             STATEMENTS OF CASH FLOWS
                                      YEARS ENDED DECEMBER 31, 1997 AND 1996



                                                                                          1997                    1996
                                                                                   --------------         ---------------


CASH FLOWS FROM OPERATING ACTIVITIES:
     Net loss                                                                          ($ 82,261)              ($168,806)
     Adjustments to reconcile net loss to net cash provided
         by operating activities:

         Depreciation and amortization                                                   301,873                 293,580
         Changes in assets and liabilities:
             Accounts receivables                                                        (27,306)                 (1,232)
             Escrow deposits                                                             (53,118)               (129,855)
             Prepaid expenses                                                                795                   2,158
             Accounts payable and accrued expenses                                       (63,459)                 27,881
             Tenant deposits                                                               8,500                  (5,000)
             Unearned revenue                                                            (36,634)                   (396)
                                                                                   --------------         ---------------

             Net cash provided by operating activities                                    48,390                  18,330

CASH FLOWS FROM INVESTING ACTIVITIES:
     Capital expenditures                                                               (119,399)                (68,621)
                                                                                   --------------         ---------------

             Net cash used in investing activities                                      (119,399)                (68,621)

CASH FLOWS FROM FINANCING ACTIVITIES:
     Proceeds from debt issued                                                           255,455                       -
     Principal payments on debt                                                          (76,815)                (72,071)
     Partners' withdrawals                                                               (17,700)                 (7,300)
     Debt costs paid                                                                    (111,850)                      -
                                                                                   --------------         ---------------

             Net cash provided by (used in) financing
             activities                                                                   49,090                 (79,371)
                                                                                   --------------         ---------------

             Net decrease in cash and cash equivalents                                   (21,919)               (129,662)

CASH AND CASH EQUIVALENTS, beginning of year                                             154,158                 283,820
                                                                                   --------------         ---------------

CASH AND CASH EQUIVALENTS, end of year                                                  $132,239                $154,158
                                                                                   ==============         ===============

SUPPLEMENTAL DATA:
     Interest paid                                                                      $669,787                $633,229
                                                                                   ==============         ===============



   The Notes to Financial Statements are an integral part of these statements.

                            GRAMERCY HILL ENTERPRISES
                          NOTES TO FINANCIAL STATEMENTS


NOTE 1.           SIGNIFICANT ACCOUNTING POLICIES

         Nature of Operations

                  Gramercy Hill Enterprises is a Texas general partnership formed in 1983 to own, finance, develop, maintain, and operate a 148 unit residential retirement center for elderly persons in Lincoln, Nebraska. Net income from the partnership is allocated 99.94% to Gramercy Hill Limited Partnership and .06% to Gramercy Hill Corporation.

         Personal Assets and Liabilities

                  In accordance with the generally accepted method of presenting partnership financial statements, the financial statements do not include the personal assets and liabilities of the partners. No provision has been made for federal, state and local income taxes since these taxes are the personal responsibility of the partners.

                  The expenses shown in the statements of income include management fees paid to entities related through common ownership. See Note 3.

         Property and Equipment

                  Property and equipment is stated at cost.

         Use of Estimates

                  The preparation of financial statements in conformity with the generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                            GRAMERCY HILL ENTERPRISES
                          NOTES TO FINANCIAL STATEMENTS


NOTE 1.           SIGNIFICANT ACCOUNTING POLICIES - continued

         Depreciation

                  Depreciation is computed using the straight-line method. Depreciation rates are based on the estimated useful lives of the assets. Estimated useful lives are as follows:


Land improvements                                                       20 years
Building and components                                               7-30 years
Furniture, fixtures and equipment                                     7-10 years
Transportation equipment                                                 5 years

         Deferred Loan Costs

                  Fees incurred in obtaining permanent financing are capitalized and amortized over the life of the loan. Fees incurred in obtaining interim financing for construction are capitalized and amortized over the estimated useful life of the asset constructed.


NOTE 2.           NOTES PAYABLE

         Notes payable consist of the following:



                                                                   1997                      1996
                                                          ----------------------------------------------

First lien real estate note payable to a
financial institution, retired in 1997.                            $        -                $6,221,360

First lien real estate note payable to a
financial institution with interest at 7.69%.
The note is secured by a first lien Deed of
Trust on the 148 unit retirement center.
Monthly payments of $48,089, including
interest, commence on February 1, 1998
and continue until December, 2007.                                  6,400,000                         -
                                                              ---------------             -------------

                                                                    6,400,000                 6,221,360
Less current maturities                                                80,377                    62,676
                                                              ---------------             -------------

                                                                   $6,319,623                $6,158,684
                                                              ===============             =============


                            GRAMERCY HILL ENTERPRISES
                          NOTES TO FINANCIAL STATEMENTS


NOTE 2.           NOTES PAYABLE - continued

         Maturities of notes payable are as follows:


1998                                                                  $   80,377
1999                                                                      94,372
2000                                                                     101,890
2001                                                                     110,008
2002 and thereafter                                                    6,013,353
                                                                     -----------

                                                                      $6,400,000
                                                                     ===========

         The real estate note requires a replacement reserve to fund future repairs. At December 31, 1997, the Partnership had a reserve of $171,084.


NOTE 3.           RELATED PARTY TRANSACTIONS

         Included in general and administrative expenses for the years ended December 31, 1997 and 1996 are $174,968 and $163,418, respectively, of management fees paid to entities related through common ownership. Also included in general and administrative expenses for the years ended December 31, 1997 and 1996 are $9,684 and $9,740, respectively, paid to an entity related through common ownership for reimbursement of accounting fees.

         Included in accounts payable for December 31, 1997 and 1996, are $17,262 and $15,652, respectively, due to an entity related through common ownership for management fees.

         Included in fixed asset additions for the year ended December 31, 1997 and 1996, are $12,063 and $5,221, respectively, paid to an entity related through common ownership.

         Included in accounts receivable for the year ended December 31, 1997 is $21,000 paid to an affiliate.

                            GRAMERCY HILL ENTERPRISES
                          NOTES TO FINANCIAL STATEMENTS


NOTE 4.           CONTINUED OPERATIONS

         As shown in the accompanying financial statements, the Partnership incurred a net operating loss of $82,261 and a partners' deficit of $1,093,295 for the year ended December 31, 1997. The Company refinanced its debt in December, 1997 resulting in lower debt service costs.

         Realization of a major portion of the Partnership's assets is dependent upon the success of future operations. Management of the Partnership believes that a sound foundation has been developed for future operations and aggressive measures are currently being undertaken to remain competitive in the market.

     (ii) Set forth below are the Independent Auditors' Report, Balance Sheets at December 31, 1997 and 1996 and the Statements of Partners' Deficit, Statements of Operations and Statements of Cash Flows for each of the two years in the period ended December 31, 1997 of Tesson Heights Enterprises.

                          INDEPENDENT AUDITOR'S REPORT


To the Partners
Tesson Heights Enterprises

We have audited the accompanying balance sheets of Tesson Heights Enterprises as of December 31, 1997 and 1996, and the related statements of operations, partners' deficit and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Tesson Heights Enterprises as of December 31, 1997 and 1996, and the results of its operations and its cash flows for the years then ended in accordance with generally accepted accounting principles.



WEAVER AND TIDWELL, L.L.P.

Fort Worth, Texas
February 19, 1998



                                            TESSON HEIGHTS ENTERPRISES
                                                  BALANCE SHEETS
                                            DECEMBER 31, 1997 AND 1996



                                                                                    1997                      1996
                                                                                ------------             ------------
                               ASSETS
CURRENT ASSETS
         Cash                                                                   $    603,418             $    641,784
         Escrow Taxes                                                                 13,312                    5,356
         Accounts receivable                                                           1,586                    2,631
         Prepaid expenses                                                             14,415                   15,263
                                                                                ------------             ------------
                  Total current assets                                               632,731                  665,034
PROPERTY AND EQUIPMENT, at cost
         Land                                                                      1,012,480                1,012,480
         Land improvements                                                           152,513                  131,955
         Building and components                                                   7,934,032                7,884,435
         Furniture, fixtures and equipment                                           365,095                  343,110
         Transportation equipment                                                     42,823                   42,823
                                                                                ------------             ------------
                                                                                   9,506,943                9,414,803
         Less accumulated depreciation                                             3,718,715                3,441,879
                                                                                ------------             ------------
                                                                                   5,788,228                5,972,924
                                                                                ------------             ------------
TOTAL ASSETS                                                                    $  6,420,959             $  6,637,958
                                                                                ============             ============
         LIABILITIES AND PARTNERS' DEFICIT
CURRENT LIABILITIES
         Current maturities of long-term debt                                   $    287,391             $    262,418
         Accounts payable and accrued expenses                                       143,367                  221,570
         Tenant security deposits                                                    150,040                  136,600
         Unearned revenue                                                            139,907                  151,280
                                                                                ------------             ------------
                  Total current liabilities                                          720,705                  771,868
LONG-TERM DEBT
         Notes payable                                                             8,028,661                8,316,052
PARTNERS' DEFICIT                                                                 (2,328,407)              (2,449,962)
                                                                                ------------             ------------
TOTAL LIABILITIES AND PARTNERS' DEFICIT                                         $  6,420,959             $  6,637,958
                                                                                ============             ============



The Notes to Financial Statements are an integral part of these statements.



                                            TESSON HEIGHTS ENTERPRISES
                                             STATEMENTS OF OPERATIONS
                                      YEARS ENDED DECEMBER 31, 1997 AND 1996





                                                                                  1997                        1996
                                                                               ----------                  ----------
OPERATING REVENUES
         Lease rentals                                                         $3,908,599                  $3,537,793
         Other operating revenue                                                   35,431                      28,675
                                                                               ----------                  ----------
                                                                                3,944,030                   3,566,468
COSTS AND EXPENSES
         Operating                                                              1,415,886                   1,376,003
         General and administrative                                               758,347                     751,003
         Depreciation and amortization                                            276,836                     294,955
                                                                               ----------                  ----------
                                                                                2,451,069                   2,421,961
                                                                               ----------                  ----------
                  Operating income                                              1,492,961                   1,144,507

OTHER INCOME (EXPENSE)
         Interest income                                                           17,020                      18,003
         Interest expense                                                        (769,100)                   (794,737)
                                                                               ----------                  ----------
                                                                                 (752,080)                   (776,734)
                                                                               ----------                  ----------
                  Net income                                                   $  740,881                  $  367,773
                                                                               ==========                  ==========


The Notes to Financial Statements are an integral part of these statements.


                                            TESSON HEIGHTS ENTERPRISES
                                          STATEMENTS OF PARTNERS' DEFICIT
                                      YEARS ENDED DECEMBER 31, 1997 AND 1996



                                                              General                 Limited
                                                              Partner                 Partner                      Total
                                                            ---------               ------------                ------------
BALANCE, DECEMBER 31, 1995                                   ($1,645)               ($2,467,190)                ($2,468,835)
         Withdrawals                                               -                   (348,900)                   (348,900)
         Net income                                              221                    367,552                     367,773
                                                            ---------               ------------                ------------
BALANCE, DECEMBER 31, 1996                                    (1,424)                (2,448,538)                 (2,449,962)
         Withdrawals                                               -                   (619,326)                   (619,326)
         Net income                                              444                    740,437                     740,881
                                                            ---------               ------------                ------------
BALANCE, DECEMBER 31, 1997                                   ($  980)               ($2,327,427)                ($2,328,407)
                                                            =========               ============                ============


The Notes to Financial Statements are an integral part of these statements.



                                            TESSON HEIGHTS ENTERPRISES
                                             STATEMENTS OF CASH FLOWS
                                      YEARS ENDED DECEMBER 31, 1997 AND 1996



                                                                                   1997                       1996
                                                                                 --------                   --------
CASH FLOWS FROM OPERATING ACTIVITIES
         Net income                                                              $740,881                   $367,773
         Adjustments to reconcile net income to net
             cash provided by operating activities:
              Depreciation and amortization                                       276,836                    294,955
              Changes in assets and liabilities:
                  Escrow taxes                                                     (7,956)                       716
                  Accounts receivables                                              1,045                       (445)
                  Prepaid expenses                                                    848                        (41)
                  Accounts payable and accrued expenses                           (78,203)                    61,399
                  Tenant deposits                                                  13,440                      1,850
                  Unearned revenue                                                (11,373)                    60,236
                                                                                 --------                   --------
                  Net cash provided by operating activities                       935,518                    786,443
CASH FLOWS FROM INVESTING ACTIVITIES
         Capital expenditures                                                     (92,140)                   (70,678)
                                                                                 --------                   --------
                  Net cash used in investing activities                           (92,140)                   (70,678)

CASH FLOWS FROM FINANCING ACTIVITIES
         Cash paid on principal of debt                                          (262,418)                  (239,615)
         Partners' withdrawals                                                   (619,326)                  (348,900)
                                                                                 --------                   --------
                  Net cash used in financing activities                          (881,744)                  (588,515)
                                                                                 --------                   --------
                  Net increase (decrease)
                      in cash and cash equivalents                                (38,366)                   127,250
CASH AND CASH EQUIVALENTS, beginning of year                                      641,784                    514,534
                                                                                 --------                   --------
CASH AND CASH EQUIVALENTS, end of year                                           $603,418                   $641,784
                                                                                 ========                   ========

SUPPLEMENTAL DATA:
         Interest paid                                                           $771,934                   $794,737
                                                                                 ========                   ========


The Notes to Financial Statements are an integral part of these statements.

                           TESSON HEIGHTS ENTERPRISES
                          NOTES TO FINANCIAL STATEMENTS


NOTE 1.  SIGNIFICANT ACCOUNTING POLICIES

         Nature of Operations

               Tesson Heights Enterprises is a Texas general partnership formed in 1985 to own, finance, develop, maintain, and operate a 186 unit residential retirement center for elderly persons in St.
               Louis, Missouri. Net income (loss) from other than capital transactions are allocated 99.94% to Tesson Heights Limited Partnership and .06% to A. C. Jacobs & Company, Inc.

         Personal Assets and Liabilities

               In accordance with the generally accepted method of presenting partnership financial statements, the financial statements do not include the personal assets and liabilities of the partners. No provision has been made for federal, state and local income taxes since these taxes are the personal responsibility of the partners.

               The expenses shown in the statements of revenues and expenses include management fees paid to entities related through common ownership. See Note 3.

         Property and Equipment

               Property and equipment is stated at cost.

         Use of Estimates

               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                           TESSON HEIGHTS ENTERPRISES
                          NOTES TO FINANCIAL STATEMENTS


NOTE 1.  SIGNIFICANT ACCOUNTING POLICIES - continued

         Depreciation

                  Depreciation is computed using the straight-line method. Depreciation rates are based on the estimated useful lives of the assets. Estimated useful lives are as follows:

                           Land improvements                            20 years
                           Building and components                  7 - 30 years
                           Furniture, fixtures and equipment        7 - 10 years
                           Transportation equipment                      5 years


NOTE 2.  LONG-TERM DEBT

         Notes payable consist of the following:


                                                                                       1997                       1996
                                                                                    -----------               -----------
First lien real estate note payable to a financial institution with interest at 9.0%.  The  note is secured by a first lien
Deed of Trust on the 186 unit retirement center.  Monthly
payments on the note are $86,196 with final payment due                             $8,316,052                 $8,578,470
in March 2012.
Less current maturities                                                                287,391                    262,418
                                                                                    ----------                 ----------
                                                                                    $8,028,661                 $8,316,052
                                                                                    ==========                 ==========
Maturities of long-term debt are as follows:
         1998                                                                                                  $  287,391
         1999                                                                                                     314,740
         2000                                                                                                     344,692
         2001                                                                                                     377,495
         2002                                                                                                     413,419
         2003 and thereafter                                                                                    6,578,315
                                                                                                               ----------

                                                                                                               $8,316,052
                                                                                                               ==========


                           TESSON HEIGHTS ENTERPRISES
                          NOTES TO FINANCIAL STATEMENTS


NOTE 3.  RELATED PARTY TRANSACTIONS

         Included in general and administrative expenses for the years ended December 31, 1997 and 1996 are $197,853 and $179,224, respectively, of management fees paid to entities related through common ownership. Also included in general and administrative expenses are $10,816 and $8,990, respectively, paid to an entity related through common ownership for reimbursement of accounting and professional fees.

         Included in accounts payable for December 31, 1997 and 1996 are $17,490 and $17,349, respectively, due to an entity related through common ownership for management fees.

NOTE 4.  FINANCIAL INSTRUMENTS

         The Partnership maintains its cash in bank deposit accounts which, at times, exceed federally insured limits. The Partnership has not experienced any losses in such accounts.


(b)      Pro forma financial information.

         The unaudited Pro Forma Combined Balance Sheet as of September 30, 1998 and unaudited Pro Forma Combined Statements of Income for the nine months ended September 30, 1998 and the year ended December 31, 1997, represent the financial position and results of operations of the Company for such periods after giving effect to the adjustments described in the accompanying notes, relating to the acquisitions of properties from NHP Retirement Housing Partners I Limited Partnership ("NHP") and Gramercy Hill Enterprises and Tesson Heights Enterprises, as if these transactions had occurred as of September 30, 1998 for the unaudited Pro Forma Combined Balance Sheet, and as of January 1, 1997 for the unaudited Pro Forma Combined Statements of Income.

         The unaudited Pro Forma Combined Balance Sheet and unaudited Pro Forma Combined Statements of Income are preliminary and are presented for informational purposes only and do not necessarily reflect the financial position or results of operations of the Company which would have actually resulted had the acquisitions occurred as of the dates indicated, or the future results of operations of the Company.



                                                  CAPITAL SENIOR LIVING CORPORATION
                                                  PRO FORMA COMBINED BALANCE SHEET
                                                             (Unaudited)
                                    Assets

                                                                               September 30, 1998
                                             --------------------------------------------------------------------------------------
                                                  The Company       Gramercy       Tesson                Pro Forma      The Company
                                                   Historical      Historical    Historical             Adjustments      Pro Forma
                                             --------------------------------------------------------------------------------------
Current Assets:
  Cash and Cash Equivalents                      $34,378,076        $523,972      $582,334      (1)    $(1,106,306)     $34,378,076
  Accounts Receivable, Net                         3,254,751           2,604         4,663                      --        3,262,018
  Accounts Rec from Affiliates, Net                4,910,928              --            --                      --        4,910,928
  Deferred Taxes                                       8,280              --            --                      --            8,280
  Prepaid Expenses and Other                         636,724         199,368       279,582      (2)       (113,147)       1,002,527
                                             ---------------  -------------- -------------  ------- --------------  ---------------
     Total Current Assets                         43,188,759         725,944       866,579              (1,219,453)      43,561,829

Deferred Taxes                                     9,788,267              --            --                      --        9,788,267
Property and Equipment, Net                       85,299,053       4,772,254     5,524,425      (3)     23,925,947      119,521,679
Investments in Limited Partnerships               15,049,802              --            --                      --       15,049,802
Note Receivable from Affiliate                     7,354,617              --            --                      --        7,354,617
Management Contract Rights, Net                      207,613              --            --                      --          207,613
Goodwill, Net                                      1,224,806              --            --                      --        1,224,806
Deferred Financing Charges, Net                      603,815          98,534            --      (4)         25,112          727,461
Deferred Interest                                    968,605              --            --                                  968,605
Other Assets                                         455,866              --       179,815      (2)       (179,815)         455,866
                                             ---------------  -------------- -------------  ------- --------------  ---------------
     Total Assets                               $164,141,203      $5,596,732    $6,570,819             $22,551,789     $198,860,543
                                             ===============  ============== =============  ======= ==============  ===============
                                   Liabilities and Equity

Current Liabilities:

     Accounts Payable                             $2,793,414        $ 75,862      $ 49,193      (2)      $ (31,068)     $ 2,887,401
     Accrued Expenses                              1,845,039         263,224       158,632      (2)       (237,286)       2,029,609
     Line of Credit                                6,808,239              --            --      (5)     10,440,643       17,248,882
     Current Portion of Notes Payable                591,114              --            --      (6)        117,386          708,500
     Customer Deposits                               620,880          77,000       156,000      (2)         (2,050)         851,830
     Federal and State Income Taxes Payable        1,114,975              --            --                         --     1,114,975
                                                 -----------   ------------- -------------          -----------------   -----------
       Total Current Liabilities                  13,773,661         416,086       363,825              10,287,625       24,841,197

Deferred Income                                      696,763          65,459       119,271      (2)       (122,705)         758,788
Notes Payable, Net of Current Portion             37,966,859       6,349,366     8,103,460      (7)      9,136,953       61,556,638
Minority Interest in Consolidated Partnerships    11,201,561              --            --                      --       11,201,561

Equity:
     Partners' Capital (Deficit)                          --      (1,019,679)           --      (8)      1,019,679                0
     Preferred Stock, $.01 Par Value:
       Authorized Shares-15,000,000; No Shares
       Issued or Outstanding                              --              --            --                      --                0
     Common Stock, $.01 Par Value:
       Authorized Shares-65,000,000
       Issued And Outstanding Shares-19,717,347      197,173              --            --                      --          197,173
     Additional Paid-in Capital                   91,740,251              --            --                      --       91,740,251
     Retained Earnings (Deficit)                   8,564,935        (214,500)   (2,015,737)     (8)      2,230,237        8,564,935
                                             ---------------  -------------- -------------  ------- --------------  ---------------
       Total Equity                              100,502,359     (1, 234,179)   (2,015,737)              3,249,916      100,502,359
                                             ---------------  -------------- -------------  ------- --------------  ---------------
       Total Liabilities and Equity             $164,141,203      $5,596,732    $6,570,819             $22,551,789     $198,860,543
                                             ===============  ============== =============  ======= ==============  ===============

The accompanying notes are an integral part of these pro forma combined financial statements.


                                                 CAPITAL SENIOR LIVING CORPORATION
                                               PRO FORMA COMBINED STATEMENT OF INCOME
                                                            (Unaudited)


                                                                      For the Nine Months Ended September 30,1998
                                           -------------------------------------------------------------------------------------
                                            The Company     NHP, L.P.   Gramercy      Tesson            Pro Forma    The Company
                                             Historical    Historical  Historical   Historical         Adjustments    Pro Forma
                                           -------------------------------------------------------------------------------------
Revenues:
  Resident and Health Care Revenue          $15,237,396   $12,066,536  $2,366,049   $3,044,770   (1)   $(3,863,672)  28,851,079
  Rental and Lease Income                     3,204,391            --          --           --                  --    3,204,391
  Unaffiliated Management Services Revenue    1,812,136            --          --           --                  --    1,812,136
  Affiliated Management Services Revenue      1,191,782            --          --           --   (2)      (767,349)     424,433
  Development Fees                            5,993,044            --          --           --                  --    5,993,044
  Other                                         705,504       195,513      99,924       47,305   (1)       (49,984)     998,262
                                           -------------------------------------------------------------------------------------
      Total Revenues                         28,144,253    12,262,049   2,465,973    3,092,075          (4,681,005)  41,283,345

Expenses:
  Operating Expenses                         11,635,108     6,555,003   1,120,299    1,142,521   (1)    (2,023,371)  18,429,560
  General and Administration Expenses         4,180,463     1,676,703     444,437      497,923   (1)    (1,734,978)   5,064,548
  Depreciation and Amortization               1,695,494     1,549,536     301,499      271,042   (3)        96,020    3,913,591
                                           -------------------------------------------------------------------------------------
      Total Expenses                         17,511,065     9,781,242   1,866,235    1,911,486          (3,662,329)  27,407,699
                                           -------------------------------------------------------------------------------------
Income From Operations                       10,633,188     2,480,807     599,738    1,180,589          (1,018,676)  13,875,646

Other Income (Expense):
  Interest Income                             3,403,035       116,343          --           --   (1)      (376,883)   3,142,495
  Interest Expense                             (547,724)   (4,748,950)   (338,805)    (563,172)  (4)     1,942,224   (4,256,427)
  Other                                              --     9,276,111      (1,815)    (104,528)  (5)    (9,276,111)    (106,343)

                                           --------------------------------------------------------------------------------------
  Income Before Income Taxes and Minority
      Interest in Consolidated Partnerships  13,488,499     7,124,311     259,118      512,889          (8,729,446)  12,655,371
Provision for Income Taxes                   (5,185,848)           --          --           --   (6)       329,142   (4,856,706)
                                           --------------------------------------------------------------------------------------
Income Before Minority Interest in
   Consolidated Partnerships                  8,302,651     7,124,311     259,118      512,889          (8,400,304)   7,798,665
Minority Interest in Consolidated              (359,912)           --          --           --                         (359,912)
      Partnerships
                                           --------------------------------------------------------------------------------------
Net Income                                  $ 7,942,739    $7,124,311    $259,118     $512,889         $(8,400,304) $ 7,438,753
                                           ======================================================================================
Net Income Per Share:
   Basic And Diluted                        $      0.40                                                             $      0.38
                                           ============                                                             =============
Weighted Average Shares Outstanding          19,717,347                                                              19,717,347
                                           ============                                                             =============



        The above Pro Forma Adjustments do not reflect the additional deferred interest income earned by the Company on its investments in the NHP Pension Notes.

        The accompanying notes are an integral part of these pro forma combined financial statements.


                                                 CAPITAL SENIOR LIVING CORPORATION

                                               PRO FORMA COMBINED STATEMENT OF INCOME
                                                            (Unaudited)



                                                                        For the Year Ended December 31, 1997
                                     ----------------------------------------------------------------------------------------------
                                       THE COMPANY      NHP, L.P.     GRAMERCY       TESSON             PRO FORMA      THE COMPANY
                                       HISTORICAL      HISTORICAL    HISTORICAL    HISTORICAL          ADJUSTMENTS      PRO FORMA
                                     ----------------------------------------------------------------------------------------------

Revenues:
  Resident and Health Care Revenue     $21,206,865    $15,243,028    $2,818,687    $3,908,599    (1)   $(4,940,669)    $38,236,510
  Rental and Lease Income                4,275,611             --            --            --                   --       4,275,611
  Unaffiliated Management Services       1,919,618             --            --            --                   --       1,919,618
      Revenue
  Affiliated Management Services         1,378,444             --            --            --    (2)      (932,496)        445,948
      Revenue
  Development Fees                         976,694             --            --            --                   --         976,694
  Other                                    952,650        215,238        91,969        35,431    (1)       (66,883)      1,228,405
                                     ----------------------------------------------------------------------------------------------
     Total Revenues                     30,709,882     15,458,266     2,910,656     3,944,030           (5,940,048)     47,082,786

Expenses:
  Operating Expenses                    17,474,127      5,260,883     1,351,959     1,415,886    (1)    (2,701,332)     22,801,523
  General and Administration Expenses    6,311,986      5,417,788       728,611       758,347    (1)    (2,268,263)     10,948,469
  Depreciation and Amortization          2,117,288      2,007,801       301,873       276,836    (3)       407,340       5,111,138
                                     ----------------------------------------------------------------------------------------------
     Total Expenses                     25,903,401     12,686,472     2,382,443     2,451,069           (4,562,255)     38,861,130
                                     ----------------------------------------------------------------------------------------------
Income from Operations                   4,806,481      2,771,794       528,213     1,492,961           (1,377,793)      8,221,656
Other Income (Expense):
  Interest Income                        3,185,815         89,872         5,477        17,020    (1)      (487,608)      2,810,576
  Interest Expense                      (2,022,494)    (6,036,275)     (615,951)     (769,100)   (4)     1,819,883      (7,623,937)
  Other                                    440,007       (348,308)           --            --                   --          91,699
                                     ----------------------------------------------------------------------------------------------
  Income before Income Taxes and
     Minority Interest in
     Consolidated Partnerships
                                         6,409,809     (3,522,917)      (82,261)      740,881              (45,518)      3,499,994
Provision for Income Taxes                (792,524)            --            --            --    (6)       174,795        (617,729)
                                     ----------------------------------------------------------------------------------------------
Income before Minority Interest in
  Consolidated Partnerships              5,617,285     (3,522,917)      (82,261)      740,881              129,277       2,882,265
Minority Interest in Consolidated
  Partnerships                          (1,936,122)            --            --            --                           (1,936,122)
                                     ----------------------------------------------------------------------------------------------
Net Income (Loss)                      $ 3,681,163    $(3,522,917)   $  (82,261)    $ 740,881             $129,277     $   946,143
                                     ==============================================================================================
Net Income Per Share:
Basic and Diluted                      $      0.33                                                                     $      0.08
                                     =============                                                                     ============
Weighted Average Shares Outstanding     11,150,087                                                                      11,150,087
                                     =============                                                                     ============


         The above Pro Forma Adjustments do not reflect the additional deferred interest income earned by the Company on its investments in the NHP Pension Notes.

         The accompanying notes are an integral part of these pro forma combined financial statements.

                        CAPITAL SENIOR LIVING CORPORATION
                NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

1.       Basis of Presentation

         The unaudited Pro Forma Combined Balance Sheet as of September 30, 1998 and unaudited Pro Forma Combined Statements of Income for the nine months ended September 30, 1998 and the year ended December 31, 1997, represent the financial position and results of operations of the Company for such periods after giving effect to the adjustments described in the accompanying notes, relating to the acquisitions of properties from NHP and Gramercy Hill Enterprises and Tesson Heights Enterprises, as if these transactions had occurred as of September 30, 1998 for the unaudited Pro Forma Combined Balance Sheet, and as of January 1, 1997 for the unaudited Pro Forma Combined Statements of Income.

2.       Financing Transaction of NHP and Tesson Heights Enterprises

         On September 30, 1998, the Company, through Capital Senior Living Properties 2-NHPCT, Inc. ("CSLP 2-NHPCT"), an indirect wholly-owned subsidiary, entered into a $60,000,000 mortgage loan agreement with Lehman Brothers Holdings, Inc. ("LBHI Loan"). The purpose of the LBHI Loan is to provide financing for the acquisition of four NHP senior living communities, as well as for the Tesson Heights Enterprises ("Tesson") senior living community, all of which have been pledged as collateral. Interest costs are based on 30-day LIBOR, which was approximately 7.25% at September 30, 1998. The loan agreement matures October 1, 1999.

3.       Financing Transaction of Gramercy Hill Enterprises

         On October 28, 1998, the Company, through Capital Senior Living Properties 2-Gramercy, Inc. ("CSLP 2-Gramercy"), an indirect wholly-owned subsidiary, entered into a $6,400,000 Assumption and Release Agreement with Fannie Mae in favor of Washington Mortgage Financial Group, Ltd. ("WMFG") and a $1,980,000 multifamily note in favor of WMF Washington Mortgage Corp. ("WMFC"). The purpose of the loans is to provide financing for the acquisition. The senior living community has been pledged as collateral under these loans. Interest costs are approximately 7.50%. The Assumption and Release Agreement and WMFC note mature on January, 2008 and January, 2010, respectively.

4.       Acquisitions

         NHP  Transaction.
         ----------------

         On September 30, 1998, the Company, through CSLP 2-NHPCT, an indirect wholly-owned subsidiary, completed the acquisition of four senior living communities from NHP for cash consideration of $40,650,000, pursuant to the terms of the Asset Purchase Agreement, which was previously filed as Exhibit 2.1 to the NHP Form 8-K, dated as of July 24, 1998, by and between NHP and CSLP 2-NHPCT. The funds for the transaction were provided from working capital of the Company and from the proceeds of the LBHI Loan pursuant to the terms of the Loan Agreement, which was previously filed as Exhibit 2.3 to the NHP Form 8-K, dated as of September 30, 1998, by and between Purchaser and Lehman Brothers Holdings Inc. d/b/a Lehman Capital, a division of Lehman Brothers Holdings Inc.

                        CAPITAL SENIOR LIVING CORPORATION
         NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS - (Continued)

         The senior living communities acquired by the Company from NHP are The Atrium of Carmichael in Carmichael, California; Crosswoods Oaks in Citrus Heights, California; The Heatherwood in Southfield, Michigan; and The Veranda Club in Boca Raton, Florida. Capital Senior Living, Inc. ("CSL"), a subsidiary of the Company, has operated these communities under a long-term management contract since 1992. The purchase price for the properties was determined by independent appraisal. Personnel working at the property sites and certain home office personnel who perform services for NHP are employees of CSL. NHP (prior to the acquisitions) reimbursed CSL for the salaries, related benefits, and overhead reimbursements of such personnel. Capital Realty Group Brokerage, Inc., a company wholly-owned by Messrs. Jeffrey L. Beck and James A. Stroud, the Chief Executive and Chief Operating Officers of the Company, respectively, received a brokerage fee of $1,219,500 related to this transaction, which was paid by NHP.

         The acquisitions were accounted for as a purchase business combination. This transaction is included in the Company's historical balance sheet as of September 30, 1998.

         Gramercy/Tesson Transactions.
         ----------------------------

         On October 28, 1998, the Company, through CSLP 2-Gramercy and CSLP 2-NHPCT, both indirect wholly-owned subsidiaries, completed the acquisition of two senior living communities from Gramercy Hill Enterprises, a Texas limited partnership ("Gramercy"), and Tesson, for aggregate consideration of approximately $34,000,000, pursuant to the terms of certain Asset Purchase Agreements, which were previously filed as Exhibit 2.1 and Exhibit 2.2, dated as of July 28, 1998, by and between Gramercy and Tesson, respectively, and CSLP 2-Gramercy and CSLP 2-NHPCT, respectively. The funds for the Tesson transaction were provided from working capital of the Company and from the proceeds of the LBHI Loan, dated as of September 30, 1998, with Lehman Brothers Holdings Inc. d/b/a Lehman Capital, a division of Lehman Brothers Holdings Inc. The funds for the Gramercy transaction were provided from working capital of the Company, the assumption of the $6,400,000 WMFG promissory note and from the proceeds of the $1,980,000 WMFC loan.

         The senior living communities acquired by the Company are Gramercy Hill in Lincoln, Nebraska and Tesson Heights, in St. Louis, Missouri. The purchase price for the properties was determined through negotiations between the parties.

         The acquisitions were accounted for as a purchase business combination.

5.       Basis of Valuation

         The Company has obtained independent valuations of the senior living communities from third party valuation firms, which were utilized in determining the purchase accounting of the NHP, Gramercy and Tesson businesses acquired.

                        CAPITAL SENIOR LIVING CORPORATION
         NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS - (Continued)


6.       Pro Forma Adjustments

         The pro forma adjustments to the combined balance sheet and combined statements of income, and related assumptions, are detailed below:

Pro Forma Combined Balance Sheet


                                                                                          September 30, 1998
                                                                                          ------------------

(1) Reduction for Gramercy cash of $523,972 and Tesson cash of $582,334 not acquired by the Company.

(2) Adjustment to reflect the reduction for certain working capital items of Gramercy and Tesson which were not acquired or assumed by the Company.

(3) Increase in value of property and equipment acquired based upon the fair market value of the assets (Gramercy $6,149,498 and Tesson
          $17,776,449). The property and equipment acquired is being depreciated on a straight line basis over the lives of the assets, which range from four to forty years.

(4) Adjustment to reflect the increase in deferred financing charges of Gramercy as a result of the WMFC note.

(5) Adjustment to reflect the advance against the Company's line of credit to acquire Gramercy and Tesson.

(6) Adjustment to reflect the increase in notes payable-current due to the acquisitions.

(7)       Adjustment to reflect the increase in notes payable:
                   Recording of the additional funding of the LBHI
                        Loan                                                              $15,400,000
                   Repayment of the Tesson loan with proceeds from
                        the purchase                                                       (8,103,460)
                   Recording of the WMFC Loan                                               1,957,799
                   Reclassing the current portion of the WMFC Loan                           (117,386)
                                                                                          ------------
                                                                                           $9,136,953
                                                                                          ============
(8)       Adjustment to eliminate the historical partners' capital and retained earnings of Gramercy and Tesson as the acquisitions were accounted for as purchase.



                                         CAPITAL SENIOR LIVING CORPORATION
                          NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS - (Continued)


Pro Forma Combined Statements of Income


                                                                                  Nine Months
                                                                                      Ended                    Year Ended
                                                                                 September 30, 1998        December 31, 1997
                                                                                -------------------------- -----------------------
(1)        Adjustments to reflect the elimination of revenue,  interest  income, other  revenue,  operating  expenses  and general and  administrative expenses for NHP entities and partnership level activity not acquired or assumed by the Company and interest  income  foregone  relating to the use of the Company's existing working capital.

(2) Adjustment to reflect the elimination of intercompany management fees relating to the NHP properties acquired.

(3)        Adjustment to reflect the net increase (decrease) in
           depreciation and amortization expense:
                Elimination of depreciation expense for NHP
                    entities not acquired or assumed by the
                    Company                                                           $(648,308)              $(860,379)
                Addition of depreciation expense as a result of the
                    purchase of property and reevaluation of asset
                    lives                                                               744,328               1,267,719
                                                                                -------------------------- -----------------------
                                                                                      $  96,020                $407,340
                                                                                ========================== =======================
(4)        Adjustment to reflect the net increase (decrease) in
           interest expense:
                Elimination of interest expense for NHP and
                    Tesson debt relating to properties and
                    operations not acquired or assumed by the
                    Company                                                         $(5,312,122)            $(6,805,375)
                Elimination of amortization of deferred loan costs
                    for debt related to properties not acquired                         (11,984)                (36,389)
                Addition of interest expense as a result of the
                    financing of the acquired properties                              3,373,449               4,499,773
                Addition of amortization expense relating to
                    deferred loan costs                                                   8,433                $522,108
                                                                                -------------------------- -----------------------
                                                                                    $(1,942,224)            $(1,819,883)
                                                                                ========================== =======================
(5)        Adjustment to eliminate NHP and entities gain on the
           sale of the four properties.

(6) The Company was an S corporation for federal income tax purposes through November 5, 1997 and NHP, Gramercy and Tesson operated as partnerships, and accordingly, incurred no income taxes. The Pro
           Forma adjustment is to reflect income taxes on the Pro Forma company as if it operated as a C corporation using an effective tax rate of 39.5%.


                        CAPITAL SENIOR LIVING CORPORATION
         NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS - (Continued)


7.       Other

         The unaudited Pro Forma Combined Balance Sheet and unaudited Pro Forma Combined Statements of Income are preliminary and are presented for informational purposes only and do not necessarily reflect the financial position or results of operations of the Company which would have actually resulted had the acquisitions occurred as of the dates indicated, or the future results of operations of the Company.

(c)  Exhibits.

     *2.1 Asset  Purchase  Agreement,  dated as of July 28, 1998, by and between
          Capital Senior Living Properties, Inc. and Gramercy Hill Enterprises.

     *2.2 Asset  Purchase  Agreement,  dated as of July 28, 1998, by and between
          Capital Senior Living Properties, Inc. and Tesson Heights Enterprises.

      2.3 Loan Agreement, dated as of September 30, 1998, by and between Capital Senior Living Properties 2 - NHPCT, Inc. and Lehman Brothers Holdings Inc. d/b/a Lehman Capital, a division of Lehman Brothers Holdings Inc. (filed as Exhibit 2.3 to Form 8-K of the Company, dated September 30,
          1998).

     *2.4 Assumption and Release Agreement, effective as of October 28, 1998, among Gramercy Hill Enterprises, Andrew C. Jacobs, Capital Senior Living Properties 2- Gramercy, Inc., Capital Senior Living Corporation and Fannie Mae.

     *2.5 Multifamily Note, dated December 4, 1997, of Gramercy Hill Enterprises in favor of Washington Mortgage Financial Group, Ltd.

     *2.6 Multifamily Deed of Trust, dated December 4, 1997, among Gramercy Hill
          Enterprises, Ticor Title Insurance Company and Washington Mortgage Financial Group, Inc.

     *2.7 Multifamily  Note,  dated October 28, 1998,  of Capital  Senior Living
          Properties 2- Gramercy, Inc. in favor of WMF Washington Mortgage Corp.

     *2.8 Multifamily Deed of Trust, Assignment of Rents and Security Agreement, dated October 28, 1998, among Capital Senior Living Properties 2-Gramercy, Inc., Chicago Title Insurance Company and WMF Washington Mortgage Corp.

     *99.1 Press Release, dated October 29, 1998.

------------------
* Filed previously with the Current Report on Form 8-K of the Company, dated October 28, 1998.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               CAPITAL SENIOR LIVING CORPORATION
                                               (Registrant)


Date:    January 8, 1999


                                                By:      /s/ Lawrence A. Cohen
                                                        ------------------------
                                                         Lawrence A. Cohen
                                                         Chief Financial Officer


                                                   EXHIBIT INDEX

                                                                                                           Sequentially
Exhibit No.                         Exhibit Description                                                    Numbered Page
-----------                         -------------------                                                    -------------



         *2.1       Asset Purchase Agreement, dated as of July 28, 1998, by and between  Capital
                    Senior Living Properties, Inc. and Gramercy Hill Enterprises.

         *2.2       Asset Purchase Agreement, dated as of July 28, 1998, by and between  Capital
                    Senior Living Properties, Inc. and Tesson Heights Enterprises.

         2.3        Loan Agreement, dated as of September 30, 1998, by and between Capital
                    Senior Living Properties 2 - NHPCT, Inc. and Lehman Brothers Holdings Inc.
                    d/b/a Lehman Capital, a division of Lehman Brothers Holdings Inc. (filed as
                    Exhibit 2.3 to Form 8-K of the Company, dated September 30, 1998).

         *2.4       Assumption  and Release  Agreement,  effective as of October
                    28, 1998, among Gramercy Hill Enterprises, Andrew C. Jacobs,
                    Capital Senior Living Properties  2-Gramercy,  Inc., Capital
                    Senior Living Corporation and Fannie Mae.

         *2.5       Multifamily Note, dated December 4, 1997, of Gramercy Hill Enterprises in favor of Washington Mortgage Financial Group, Ltd.

         *2.6       Multifamily Deed of Trust, dated December 4, 1997, among Gramercy Hill
                    Enterprises, Ticor Title Insurance Company and Washington Mortgage Financial
                    Group, Inc.

         *2.7       Multifamily Note, dated October 28, 1998, of Capital Senior Living Properties
                    2-Gramercy, Inc. in favor of WMF Washington Mortgage Corp.

         *2.8       Multifamily Deed of Trust,  Assignment of Rents and Security
                    Agreement,  dated  October 28, 1998,  among  Capital  Senior
                    Living Properties 2-Gramercy,  Inc., Chicago Title Insurance
                    Company and WMF Washington Mortgage Corp.

         *99.1      Press Release, dated October 29, 1998.


--------------------
* Filed previously with the Current Report on Form 8-K of the Company, dated October 28, 1998.